UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of registrant as specified in its charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐               Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Voting Common Stock, $1.00 par value	NBN	The Nasdaq Stock Market, LLC

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 9, 2019, Northeast Bancorp (the “Company”) held a special meeting of shareholders.  At the special meeting, the shareholders approved a proposal to approve the Agreement and Plan of Merger (the “plan of merger”) by and between the Company and its wholly-owned bank subsidiary, Northeast Bank (the “Bank”), as part of an internal corporate reorganization, pursuant to which the Company will merge with and into the Bank, with the Bank continuing as the surviving entity.

The voting results of the proposal submitted at the special meeting of shareholders are set forth below:

1.

To approve a proposal to approve the plan of merger by and between the Company and the Bank as part of an internal corporate reorganization, pursuant to which the Company will merge with and into the Bank, with the Bank continuing as the surviving entity:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Voting Common Stock	6,386,840	6,943	20,322	-
Non-Voting Common Stock	767,163	-	44,783	-

Item 8.01     Other Events

On May 9, 2019, the Company announced that the Bank has received all regulatory approvals required to complete its previously announced corporate reorganization, pursuant to which the Company will merge with and into the Bank, with the Bank continuing as the surviving entity (the “Reorganization”). If the Reorganization is approved and effected, the bank holding company structure will be eliminated and the Bank will become the top-level company.

The press release also announced that, at a special meeting held on May 9, 2019, the Company’s shareholders approved the reorganization.

The parties anticipate closing the transaction on May 15, 2019, subject to customary closing conditions including approval for listing on the NASDAQ Global Market (“NASDAQ”) of the Bank’s voting common stock.

Following the Reorganization, it is expected that the Bank will be a publicly-traded company listed on NASDAQ under the same ticker symbol currently used by the Company, “NBN.” The Bank’s common stock will be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which vests the Federal Deposit Insurance Corporation (the “FDIC”) with the power to administer and enforce certain sections of the Exchange Act applicable to banks. Accordingly, the Bank will file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the FDIC instead of the Securities and Exchange Commission and such reports will be available to the public on the FDIC’s Securities Exchange Act Filings System at www.FDIC.gov.

A copy of the press release, dated May 9, 2019, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Document Description
99.1	Press release, dated May 9, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Richard Wayne
Name:	Richard Wayne
Title:	President and Chief Executive Officer

Date: May 9, 2019